Protective Investment Company

SUPPLEMENT DATED SEPTEMBER 25, 2003
TO THE
PROSPECTUS DATED MAY 1, 2003

        On September 5, 2003, the Board of Directors of Protective Investment Company (the "Company") approved the proposed reorganization (the "Reorganization") of the Company's six Funds. Under the Reorganization, five of the Company's Funds will be acquired by the following corresponding funds of the Goldman Sachs Variable Insurance Trust:

Protective CORESM U.S. Equity Fund	Goldman Sachs CORESM U.S. Equity Fund
Protective Capital Growth Fund	Goldman Sachs Capital Growth Fund
Protective Small Cap Value Fund	Goldman Sachs CORESM Small Cap Equity Fund
Protective International Equity Fund	Goldman Sachs International Equity Fund
Protective Growth and Income Fund	Goldman Sachs Growth and Income Fund

The Company's Protective Global Income Fund will be liquidated and the proceeds will be reinvested by Protective Life Insurance Company and Protective Life and Annuity Insurance Company in Oppenheimer Variable Account Funds' Strategic Bond Fund/VA.

        Completion of the Reorganization is subject to a number of conditions, including approval of the Funds' shareholders (including owners of variable annuity and variable life insurance contracts). The Board of Directors established September 30, 2003 as the record date for the special shareholders meeting to consider the Reorganization. The special shareholders meeting is scheduled for December 2, 2003. Proxy materials describing the proposed Reorganization of the Funds in greater detail and seeking shareholder approval of the Reorganization at the special shareholder meeting will be sent to Fund shareholders of record.

        Shareholders should read the proxy materials carefully before determining whether to approve the Reorganization. If approved by the shareholders, the Reorganization is expected to close in December 2003. Shareholders will not be subject to any fees or charges as a result of the Reorganization and should not experience any adverse tax consequences. Pending shareholder approval, shareholders of the Protective Funds will become shareholders of the corresponding Goldman Sachs Funds. This supplement should be retained with the Prospectus for future reference.